Exhibit 10.1

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of March 15, 2017, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and ACURA PHARMACEUTICALS, INC., a New York corporation with offices located at 616 N. North Court, Suite 120, Palatine, Illinois and ACURA PHARMACEUTICAL TECHNOLOGIES, INC., an Indiana corporation with offices locates at 16235 State Road 17, Culver, IN 46511 (individually and collectively, jointly and severally, “Grantor”).

RECITALS

A.           Lenders agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among the Collateral Agent, Lenders and Grantor dated as of December 27, 2013 (as the same may be, and may have been, amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). In accordance with the terms of the Loan Agreement, Grantor is granting to Collateral Agent, for the ratable benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B.           Grantor has already granted to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (other than the Intellectual Property Collateral (as defined herein below)).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, effective as of the date hereof, Grantor hereby grants and pledges to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)          Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)          Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

(c)          Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d)          All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e)          Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f)          All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g)          Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)          All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)          All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)          All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Grantor hereby represents and warrants that the Copyrights set forth on Exhibit A, the Patents set forth on Exhibit B and the Trademarks set forth on Exhibit C include all Copyrights, Patents and Trademarks of Grantor and its Subsidiaries that are either registered, or for which applications for registration or grant, as applicable, are pending, on the date hereof. Grantor hereby covenants to provide prompt notice of (A) any material change in the composition of the Intellectual Property, and (B) any new the Copyrights, Trademarks, Patents, or Mask Works of Grantor or any of its Subsidiaries that are either registered or for which an application for registration or grant is filed.

This security interest is granted in conjunction with the security interest granted to Collateral Agent, for the ratable benefit of the Lenders under the Loan Agreement, and shall become effective upon the date hereof. The rights and remedies of Collateral Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Collateral Agent as a matter of law or equity. Each right, power and remedy of Collateral Agent provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Collateral Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Collateral Agent, of any or all other rights, powers or remedies.

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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Notwithstanding the foregoing, the Liens granted by this Intellectual Property Security Agreement are subject to any and all existing licenses, rights and remedies granted by Grantor on or prior to the date hereof in accordance with the provisions of the Loan Agreement, including those set forth in Exhibit E, with respect to the Intellectual Property Collateral. Any Intellectual Property Collateral Transferred in accordance with the provisions of the Loan Agreement shall be deemed to have been Transferred free of Collateral Agent’s Lien (upon consummation of the applicable Transfer in accordance with the terms of the applicable agreement(s) between the Grantor and the party(ies) to which such Transfer is made); provided, however, the proceeds of such Intellectual Property Collateral shall be, and for all purposes shall be deemed to be, automatically included in the Collateral and subject to the Lien and first priority perfected security interest of Collateral Agent.

[Signature page follows.]

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	ACURA PHARMACEUTICALS, INC.

616 N. North Court, Suite 120, Palatine, Illinois

Attn: Chief Financial Officer	By:	/s/ Robert B. Jones

	Title:	President & CEO

GRANTOR:

Address of Grantor:	ACURA PHARMACEUTICAL TECHNOLOGIES, INC.

16235 State Road 17, Culver, IN 46511

Attn: Chief Financial Officer	By:	/s/ Robert B. Jones

	Title:	President

LENDER AND COLLATERAL AGENT:

Address of Lender:	OXFORD FINANCE LLC, AS COLLATERAL AGENT AND AS LENDER

133 North Fairfax Street	By:	/s/ Mark Davis
Alexandria, Virginia 22314
Attn: Legal Department	Title:	Vice President – Finance, Secretary & Treasurer

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

None

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
Methods and compositions for deterring abuse of opioid containing dosage forms

US 7,201,920
US 7,476,402
US 7,510,726
US 7,981,439
US 8,409,616
US 8,822,489
US 8,637,540
US 9,492,443
AU 2004294953
AU 2010200979
CA 2,547,334
IL 175863
IL 221018

[*****]
AU 2010200979
AU 2013206525
EP 04812083.6
EP 11158284.7
HK 12106471.1

4/10/2007 1/13/2009 3/31/2009 7/19/2011 4/2/2013 7/24/2014 1/28/2014 11/15/2016 4/1/2010 11/23/2004 8/10/2010 11/23/2004 11/23/2004 [******] 3/15/2010 11/23/2004 11/23/2004 11/23/2011 11/23/2004
Process to manufacture oxycodone	US 6,864,370	3/8/2005
Process for manufacturing thebaine	US 6,790,959	9/14/2004
Process for manufacturing codeine	US 6,972,332	12/6/2005
Process for manufacturing codeine	US 6,949,645	9/27/2005
Process for preparing dihydrocodeine from codeine	US 6,887,999	5/3/2005
Preparation of opioid analgesics by a one-pot process	US 6,946,556	9/20/2005
Preparation of oxycodone	US 7,071,336	7/4/2006
Preparation of a 4,5-epoxymorphinan	US 7,348,430	3/25/2008
Methods and compositions for deterring abuse	US 8,901,113 AU 2010300641 CA 2,775,890 EP 2,488,029 HK 13102020.5 IL 218533 US 14/552,067 [*****] CA 2,775,890 AU 2016204065 EP 16161681.8 HK 13102020.5 IL 245734	12/2/[2014] 6/3/2016 6/21/2016 3/23/2016 10/14/2016 9/29/2016 11/24/2014 [******] 9/29/2010 9/29/2010 9/29/2010 9/29/2010 9/29/2010
Methods and compositions for self-regulated release of active pharmaceutical ingredient	US 9,101,636 US 9,320,796 CA 2,892,908 JP 5,922,851 [*****] WO PCT/US13/72249 RU 2015124694	8/11/2015 4/26/2016 4/12/2016 4/22/2016 [*****] 11/27/2013 6/23/2015
Methods and Compositions for Deterring Abuse	US 14/322,596 CA 2,916,973 AU 2014284333 EP 14820721.0 IL 242880 CH 201480037082.5 NZ 716482	7/2/2014 7/2/2014 7/2/2014 7/2/2014 7/2/2014 7/2/2014 7/2/2014
Methods and compositions for interfering with extraction or conversion of a drug susceptible to abuse	US 14/734,364 CA 2,951,563 AU 2015274936 EP 15807096.1 CH 201580030318.7	6/9/2015 6/9/2015 6/9/2015 6/9/2015 6/9/2015
*****	[*****]	[*****]
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Pharmaceutical Compositions for Deterring Misuse, Abuse, and Diversion	WO PCT/US2010/061331	12/20/2010

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date

US- ACURA PHARMACEUTICALS	3114970	7/11/2006

US- OXAYDO	4847742	11/3/2015

US- NEXAFED	4151083	4/24/2012

US- IMPEDE	4289295	2/12/2013

US- AVERSION	3059542	2/14/2006

MEX- ACURACET	1087322	2/26/2009

MEX- IMPEDE	1130279	11/13/2009

MEX- ACUROX	1070309	11/4/2008

MEX- AVERSION	1182320 1087323	9/30/2010 2/26/2009

MEX- VYCAVERT	1109785	7/9/2009

CAN- OXAYDO	1724857	5/23/2016

CAN- AVERSION	832700	9/25/2012

CAN- ACUROX	757997	2/17/2010

CAN- VYCAVERT	825294	6/1/2012

EU- OXAYDO	13955935	8/19/2015

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date

None

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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EXHIBIT E

Agreements potentially transferring Intellectual Property Collateral

1.	License, Commercialization and Option Agreement dated on or about March 15, 2017 between Mainpointe Pharmaceuticals, LLC and Acura Pharmaceuticals, Inc. (“Acura”).

2.	Collaboration and License Agreement entered into as of January 7, 2015 between Acura, Egalet US, Inc., Egalet Limited and with respect to Section 17.21, Egalet Corporation.

3.	License and Development Agreement dated as of June 5, 2015 between the Registrant and Bayer HealthCare LLC.

4.	License Agreement dated as of October 13, 2016 between Acura and Kempharm Inc.

5.	License and Settlement Agreement dated September 27, 2013 between Acura and Impax Laboratories, Inc.

6.	License Agreement dated September 27, 2013 between Acura and Par Pharmaceutical, Inc.

7.	License and Settlement Agreement dated May 20, 2014 between Acura and Sandoz, Inc.

8.	Settlement and Patent license Agreement between Highland Pharmaceutical LLC and Acura dated as August 1, 2014

*****Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission; omitted portions have been separately filed with the Commission.

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